SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report:   April 23, 1998


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



  Delaware                       0-20199                            43-1420563
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(State or other              (Commission File No.)         (I.R.S. Employer
jurisdiction of                                            Identification No.)
corporation)

14000 Riverport Drive, Maryland Heights, Missouri             63043
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:     (314) 770-1666
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On April 23, 1998, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is filed as part of this report on Form 8-K:

         Exhibit 99.1 Press release, dated April 23, 1998, by
         Express Scripts, Inc.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EXPRESS SCRIPTS, INC.



Date:    May 4, 1998                   By:________________________
                                            Barrett A. Toan
                                            President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

  Exhibit No.     Description

      99.1        Press release, dated April 23, 1998, by Express Scripts, Inc.